-more- Feb. 24, 2025 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Brad Borror 918-588-7582 ONEOK Announces 2025 Financial Guidance and Provides 2026 Growth Outlook Higher 2025 Expectations Driven by Volume Growth, Completed Projects and Expanded Operations TULSA, Okla. - Feb. 24, 2025 - ONEOK, Inc. (NYSE: OKE) today announced 2025 financial guidance and provided a 2026 growth outlook. 2025 Financial Guidance: • Net income including noncontrolling interests midpoint of $3.45 billion, an 11% increase year-over-year. • Net income excluding noncontrolling interests midpoint of $3.36 billion (most of which is related to the EnLink acquisition closing on Jan. 31, 2025), an 11% increase year-over-year. • Earnings per diluted share midpoint of $5.37, an 8% increase year-over-year, excluding one- time items in 2024, including transaction-related costs and divestitures. • Adjusted EBITDA midpoint of $8.225 billion (excluding transaction costs), a 21% increase year-over-year. • Approximately $2.8 billion to $3.2 billion in total capital expenditures. “Our 2025 financial guidance directly reflects our intentional and disciplined growth strategy, delivering value across our operations,” said Pierce H. Norton II, ONEOK president and chief executive officer. “Looking ahead to 2026, we are excited about our position in the midstream value chain,” added Norton. “We expect continued volume growth across our systems from completed projects and continued execution on synergies from recent acquisitions, which will provide additional opportunities across our footprint, including our expanded presence in the Permian Basin and Gulf Coast region.” 2026 Outlook: ONEOK expects greater than 15% earnings per share growth and adjusted EBITDA growth approaching 10% in 2026, compared with 2025 guidance midpoints. The 2026 outlook is driven by expected volume growth from increased production and recently completed projects, and the continued realization of acquisition-related synergies. Exhibit 99.1

ONEOK Announces 2025 Financial Guidance and Provides 2026 Growth Outlook Feb. 24, 2025 Page 2 -more- Increased volumes on recently completed projects are primarily driven by a full-year contribution from the Elk Creek and West Texas NGL pipeline expansions, along with a partial- year benefit from the completion of the Denver-area refined products expansion. 2025 Financial Guidance: ONEOK’s 2025 net income and adjusted EBITDA guidance includes higher earnings in the Natural Gas Liquids, Refined Products and Crude, and Natural Gas Gathering and Processing segments driven by a full year of earnings from recent acquisitions, volume growth, completed projects and fee-based earnings, partially offset by higher expected operating costs primarily related to the growth of ONEOK’s operations. Financial guidance also includes approximately $250 million of incremental commercial and cost synergies related to acquisitions. Capital Expenditures: Total 2025 capital expenditures are expected to range between $2.8 billion to $3.2 billion. Key projects include ONEOK’s Medford fractionator rebuild, Denver-area refined products expansion, the relocation of a natural gas processing plant to the Permian Basin from North Texas and the Texas City export terminal joint ventures. Additional capital for well connections across all basins, plant connections and synergy-related projects is also included. 2025 Guidance Tables: 2025 Guidance Range (Millions of dollars, except per share amounts) ONEOK, Inc. Net income $3,210 - $3,690 Net income attributable to ONEOK $3,110 - $3,610 Diluted earnings per common share $4.97 - $5.77 Adjusted EBITDA (a) $8,000 - $8,450 Growth capital expenditures $2,325 - $2,675 Maintenance capital expenditures $475 - $525 Adjusted EBITDA: Natural Gas Liquids $2,970 - $3,130 Refined Products and Crude $2,185 - $2,305 Natural Gas Gathering and Processing $2,200 - $2,320 Natural Gas Pipelines $655 - $685 Other $(10) - $10 (a) Adjusted EBITDA is a non-GAAP measure. A reconciliation to the relevant GAAP measure is included in this news release.

ONEOK Announces 2025 Financial Guidance and Provides 2026 Growth Outlook Feb. 24, 2025 Page 3 -more- 2025 Guidance Range Summary of 2025 Volume Guidance Natural gas liquids raw feed throughput (MBbl/d) 1,425 - 1,525 Refined products volume shipped (MBbl/d) 1,500 - 1,600 Crude oil volume shipped (MBbl/d) 1,900 - 2,100 Natural gas processed (MMcf/d) 5,420 - 6,160 Expected 2025 Performance Drivers: Natural Gas Liquids • More than 10% increase in NGL raw feed throughput volumes primarily driven by increasing production in the Rocky Mountain and Gulf Coast/Permian regions and recently completed growth projects. • More than 90% fee-based earnings. Refined Products and Crude • An increase in refined products demand across ONEOK’s system. • Higher crude oil volumes driven by the addition of crude oil gathering assets. • Approximately 90% fee-based earnings. Natural Gas Gathering and Processing • Higher natural gas volumes processed driven by increasing production primarily in the Rocky Mountain region and ONEOK’s extension into the Permian Basin and expansion in the Mid-Continent region. • Approximately 90% fee-based earnings. Natural Gas Pipelines • More than 95% of transportation capacity contracted across Oklahoma and Texas intrastate pipeline systems. • Louisiana natural gas system is expected to see continued favorable transportation and storage rates. • Approximately 95% fee-based earnings. Returning Value to Investors • Targeting an annual dividend growth rate ranging between 3% to 4%. • Combination of common dividends and share repurchases is expected to trend towards a target of approximately 75% to 85% of forecasted cash flow from operations after capital expenditures over the next three years. • Target debt-to-EBITDA ratio of approximately 3.5 times in 2026.

ONEOK Announces 2025 Financial Guidance and Provides 2026 Growth Outlook Feb. 24, 2025 Page 4 -more- ONEOK, Inc. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES 2025 Guidance Range (Unaudited) (Millions of dollars) Reconciliation of net income to adjusted EBITDA Net income $3,210 - $3,690 Interest expense, net of capitalized interest 1,770 - 1,730 Depreciation and amortization 1,695 - 1,635 Income taxes 1,005 - 1,175 Adjusted EBITDA from unconsolidated affiliates 495 - 465 Equity in net earnings from investments (315) - (345) Noncash compensation expense and other 140 - 120 Other noncash items and equity AFUDC - - (20) Adjusted EBITDA $8,000 - $8,450 Reconciliation of segment adjusted EBITDA to adjusted EBITDA Segment adjusted EBITDA: Natural Gas Liquids $2,970 - $3,130 Refined Products and Crude 2,185 - 2,305 Natural Gas Gathering and Processing 2,200 - 2,320 Natural Gas Pipelines 655 - 685 Other (10) - 10 Adjusted EBITDA $8,000 - $8,450 ONEOK Fourth Quarter and Year-end 2024 Earnings Conference Call and Webcast: Members of ONEOK’s management team will participate in a conference call at 11 a.m. Eastern (10 a.m. Central) on Feb. 25, 2025. The call also will be carried live on ONEOK’s website. To participate in the conference call, dial 877-883-0383, entry number 0386035, or log on to www.oneok.com. If you are unable to participate in the conference call or the webcast, the replay will be available on ONEOK’s website, www.oneok.com, for one year. A recording will be available by phone for seven days. The playback call may be accessed at 877-344-7529, access code 5294827. NON-GAAP (GENERALLY ACCEPTED ACCOUNTING PRINCIPLES) FINANCIAL MEASURES: ONEOK has disclosed in this news release adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA), a non-GAAP financial metric used to measure the company’s financial performance. Adjusted EBITDA is defined as net income adjusted for interest expense, depreciation and amortization, noncash impairment charges, income taxes, noncash compensation expense, and other noncash items; and includes adjusted

ONEOK Announces 2025 Financial Guidance and Provides 2026 Growth Outlook Feb. 24, 2025 Page 5 -more- EBITDA from the company’s unconsolidated affiliates using the same recognition and measurement methods used to record equity in net earnings of unconsolidated affiliates. Adjusted EBITDA from unconsolidated affiliates is calculated consistently with the definition above and excludes items such as interest expense, depreciation and amortization, income taxes and other noncash items. Adjusted EBITDA is useful to investors because it and similar measures are used by many companies in the industry as a measure of financial performance and is commonly employed by financial analysts and others to evaluate ONEOK’s financial performance and to compare the company’s financial performance with the performance of other companies within the industry. Adjusted EBITDA should not be considered in isolation or as a substitute for net income or any other measure of financial performance presented in accordance with GAAP. This non-GAAP financial measure excludes some, but not all, items that affect net income. Additionally, this calculation may not be comparable with similarly titled measures of other companies. A reconciliation of net income to adjusted EBITDA is included in the tables. This news release includes or references certain forward-looking, non-GAAP financial measures. Because ONEOK provides these measures on a forward-looking basis, it can not reasonably predict certain of the necessary components of the most directly comparable forward- looking GAAP financial measures, such as future depreciation, EBITDA from unconsolidated affiliates and other noncash items. Accordingly, ONEOK is unable to present a quantitative reconciliation of such forward-looking, non-GAAP financial measures to the respective most directly comparable forward-looking GAAP financial measure. ONEOK believes that these forward-looking, non-GAAP measures may be a useful tool for the investment community in comparing ONEOK’s forecasted financial performance to the forecasted financial performance of other companies in the industry. At ONEOK (NYSE: OKE), we deliver energy products and services vital to an advancing world. We are a leading midstream operator that provides gathering, processing, fractionation, transportation and storage services. Through our approximately 60,000-mile pipeline network, we transport the natural gas, natural gas liquids (NGLs), refined products and crude oil that help meet domestic and international energy demand, contribute to energy security and provide safe, reliable and responsible energy solutions needed today and into the future. As one of the largest diversified energy infrastructure companies in North America, ONEOK is delivering energy that makes a difference in the lives of people in the U.S. and around the world. ONEOK is an S&P 500 company headquartered in Tulsa, Oklahoma. For information about ONEOK, visit the website: www.oneok.com. For the latest news about ONEOK, find us on LinkedIn, Facebook, X and Instagram. This news release contains certain "forward-looking statements" within the meaning of federal securities laws. Words such as “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “might,” “outlook,” “plans,” “potential,” “projects,” “scheduled,” “should,” “target,” “will,” “would,” and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect our current views about future events. Such forward-looking statements include, but are not limited to, future financial and operating results, our plans, objectives, expectations and intentions, and other statements that are not historical facts, including future results of operations, projected cash flow and liquidity, business strategy, expected synergies or cost savings, and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this news release will occur as projected and actual results may differ materially from those projected.

ONEOK Announces 2025 Financial Guidance and Provides 2026 Growth Outlook Feb. 24, 2025 Page 6 -more- Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties, many of which are beyond our control, and are not guarantees of future results. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. These risks and uncertainties include, without limitation, the following: • the impact on drilling and production by factors beyond our control, including the demand for natural gas, NGLs, Refined Products and crude oil; producers’ desire and ability to drill and obtain necessary permits; regulatory compliance; reserve performance; and capacity constraints and/or shut downs on the pipelines that transport crude oil, natural gas, NGLs, and Refined Products from producing areas and our facilities; • the impact of unfavorable economic and market conditions, inflationary pressures, including increased interest rates, which may increase our capital expenditures and operating costs, raise the cost of capital or depress economic growth; • the impact of the volatility of natural gas, NGL, Refined Products and crude oil prices on our earnings and cash flows, which is impacted by a variety of factors beyond our control, including international terrorism and conflicts and geopolitical instability; • our dependence on producers, gathering systems, refineries and pipelines owned and operated by others and the impact of any closures, interruptions or reduced activity levels at these facilities; • the impact of increased attention to ESG issues, including climate change, and risks associated with the physical and financial impacts of climate change; • risks associated with operational hazards and unforeseen interruptions at our operations; • the inability of insurance proceeds to cover all liabilities or incurred costs and losses, or lost earnings, resulting from a loss; • the risk of increased costs for insurance premiums or less favorable coverage; • demand for our services and products in the proximity of our facilities; • risks associated with our ability to hedge against commodity price risks or interest rate risks; • a breach of information security, including a cybersecurity attack, or failure of one or more key information technology or operational systems; • exposure to construction risk and supply risks if adequate natural gas, NGL, Refined Products and crude oil supply is unavailable upon completion of facilities; • the accuracy of estimates of hydrocarbon reserves, which could result in lower than anticipated volumes; • our lack of ownership over all of the land on which our property is located and certain of our facilities and equipment; • the impact of changes in estimation, type of commodity and other factors on our measurement adjustments; • excess capacity on our pipelines, processing, fractionation, terminal and storage assets; • risks associated with the period of time our assets have been in service; • our partial reliance on cash distributions from our unconsolidated affiliates on our operating cash flows; • our ability to cause our joint ventures to take or not take certain actions unless some or all of our joint- venture participants agree; • our reliance on others to operate certain joint-venture assets and to provide other services; • increased regulation of exploration and production activities, including hydraulic fracturing, well setbacks and disposal of wastewater; • impacts of regulatory oversight and potential penalties on our business; • risks associated with the rate regulation, challenges or changes, which may reduce the amount of cash we generate; • the impact of our gas liquids blending activities, which subject us to federal regulations that govern renewable fuel requirements in the U.S.; • incurrence of significant costs to comply with the regulation of greenhouse gas emissions; • the impact of federal and state laws and regulations relating to the protection of the environment, public health and safety on our operations, as well as increased litigation and activism challenging oil and gas development as well as changes to and/or increased penalties from the enforcement of laws, regulations and policies; • the impact of unforeseen changes in interest rates, debt and equity markets and other external factors over which we have no control; • actions by rating agencies concerning our credit; • our indebtedness and guarantee obligations could cause adverse consequences, including making us vulnerable to general adverse economic and industry conditions, limiting our ability to borrow additional funds and placing us at competitive disadvantages compared with our competitors that have less debt;

ONEOK Announces 2025 Financial Guidance and Provides 2026 Growth Outlook Feb. 24, 2025 Page 7 -more- • an event of default may require us to offer to repurchase certain of our or ONEOK Partners’ senior notes or may impair our ability to access capital; • the right to receive payments on our outstanding debt securities and subsidiary guarantees is unsecured and effectively subordinated to any future secured indebtedness and any existing and future indebtedness of our subsidiaries that do not guarantee the senior notes; • use by a court of fraudulent conveyance to avoid or subordinate the cross guarantees of our or ONEOK Partners’ indebtedness; • the risks associated with pending or possible acquisitions and dispositions, including our ability to finance or integrate any such acquisitions and any regulatory delay or conditions imposed by regulatory bodies in connection with any such acquisitions and dispositions; • our ability to pay dividends; • our exposure to the credit risk of our customers or counterparties; • a shortage of skilled labor; • misconduct or other improper activities engaged in by our employees; • the impact of potential impairment charges; • the impact of the changing cost of providing pension and health care benefits, including postretirement health care benefits, to eligible employees and qualified retirees; • our ability to maintain an effective system of internal controls; and • disruptions to our business due to acquisitions and other significant transactions, including the EnLink Acquisition and the Medallion Acquisition; • the risk that our, EnLink’s and Medallion’s businesses will not be integrated successfully; • the risk that cost savings, synergies and growth from the EnLink Acquisition and the Medallion Acquisition may not be fully realized or may take longer to realize than expected; and • the risk factors listed in the reports we have filed and may file with the SEC. These reports are also available from the sources described below. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. ONEOK undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or changes in circumstances, expectations or otherwise. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in the most recent reports on Form 10-K and Form 10-Q and other documents of ONEOK on file with the SEC. ONEOK's SEC filings are available publicly on the SEC's website at www.sec.gov. ###